                                                                    Exhibit 99.1

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS'

SHC Venture, L.L.C.
Downers Grove, Illinois

We have audited the accompanying balance sheets of SHC Venture, L.L.C. as of December 31, 1999 and 1998, and the related statements of operations, changes in members' deficit and cash flows for the year ended December 31, 1999 and for the period from inception (August 25, 1998) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SHC Venture, L.L.C. at December 31, 1999 and 1998, and the results of its operations and cash flows for the year ended December 31, 1999 and for the period from inception (August 25, 1998) through December 31, 1998, in conformity with generally accepted accounting principles.


/s/ BDO Seidman LLP

Chicago, Illinois
February 22, 2000, except for Note 9,
  as to which the date is
  March 3, 2000

SHC Venture, L.L.C.
Balance Sheets


December 31,                               1999                1998
-------------------------------------------------------------------

Assets

Current Assets
  Cash                           $      308,204      $       12,773
  Accounts receivable (Note 8)          422,567                   -
  Prepaid expenses and other             13,184                 482
-------------------------------------------------------------------

Total Current Assets                    743,955              13,255
-------------------------------------------------------------------

Property and Equipment, Net
 (Note 2)                                38,234               4,444
-------------------------------------------------------------------

Other Asset                              13,081               1,251
-------------------------------------------------------------------


                                 $      795,270      $       18,950
===================================================================

                                  See accompanying notes to financial statements

SHC Venture, L.L.C.
Balance Sheets

December 31,                                                  1999                    1998
------------------------------------------------------------------------------------------
Liabilities and Members' Deficit

Current Liabilities
  Accounts payable                                  $    1,362,047          $       66,941
  Due to SHC Direct                                        598,292                 615,900
  Accrued expenses                                         125,357                   4,250
  Current portion of long-term debt (Note 3)             1,217,000                       -
------------------------------------------------------------------------------------------

Total Current Liabilities                                3,302,696                 687,091
------------------------------------------------------------------------------------------

Long-Term Debt (Note 3)                                          -                 200,000
------------------------------------------------------------------------------------------

Commitments and Contingencies (Notes 4 and 7)

Members' Deficit                                        (2,507,426)               (868,141)
------------------------------------------------------------------------------------------

                                                    $      795,270          $       18,950
==========================================================================================

                                  See accompanying notes to financial statements

SHC Venture, L.L.C.
Statements of Operations

                                                                                                             Period from
                                                                                                               inception
                                                                                                             (August 25,
                                                                                                                    1998
                                                                             Year ended                          through
                                                                           December 31,                     December 31,
                                                                                   1999                             1998
------------------------------------------------------------------------------------------------------------------------

Sales (Note 8)                                                               $ 1,773,251                       $       -

Cost of Sales                                                                  2,158,830                               -
------------------------------------------------------------------------------------------------------------------------

Gross Loss                                                                      (385,579)                              -
------------------------------------------------------------------------------------------------------------------------

Operating Expenses
  Selling                                                                        514,653                         293,412
  General and administrative (Notes 4 and 5)                                   1,683,626                         621,604
------------------------------------------------------------------------------------------------------------------------

Total operating expenses                                                       2,198,279                         915,016
------------------------------------------------------------------------------------------------------------------------

Operating loss                                                                (2,583,858)                       (915,016)
------------------------------------------------------------------------------------------------------------------------

Other Income (Expense)
  Interest expense, net                                                          (61,259)                         (3,125)
  Other income                                                                     5,832                               -
  Gain on litigation settlement (Note 6)                                         900,000                               -
------------------------------------------------------------------------------------------------------------------------

Total other income (expense)                                                     844,573                          (3,125)
------------------------------------------------------------------------------------------------------------------------

Net Loss                                                                     $(1,739,285)                      $(918,141)
========================================================================================================================

                                  See accompanying notes to financial statements

SHC Venture, L.L.C.
Statements of Changes in Member's Deficit

--------------------------------------------------
Initial members' contributions    $         50,000

Net loss                                  (918,141)
--------------------------------------------------

Balance, at December 31, 1998             (868,141)

Members' contributions                     100,000

Net Loss                                (1,739,285)
--------------------------------------------------

Balance, at December 31, 1999     $     (2,507,426)
==================================================

                                  See accompanying notes to financial statements

SHC Venture, L.L.C.
Statements of Cash Flows

                                                                                                              Period from
                                                                                                                inception
                                                                                                              (August 25,
                                                                                                                     1998
                                                                                  Year ended                      through
                                                                                 December 31,                December 31,
                                                                                         1999                        1998
-------------------------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities
  Net loss                                                                  $      (1,739,285)        $          (918,141)
-------------------------------------------------------------------------------------------------------------------------
  Adjustments to reconcile net loss to net cash used in operating activities
     Depreciation and amortization                                                      8,323                         556
     Changes in assets and liabilities
       Increase in accounts receivable                                               (422,567)                          -
       Increase in prepaid expenses and other                                         (12,702)                       (482)
       Increase in other asset                                                        (11,830)                     (1,251)
       Increase in accounts payable                                                 1,295,106                      66,941
       Increase in accrued expenses                                                   121,107                       4,250
-------------------------------------------------------------------------------------------------------------------------

Total adjustments                                                                     977,437                      70,014
-------------------------------------------------------------------------------------------------------------------------

Net cash used in operating activities                                                (761,848)                   (848,127)
-------------------------------------------------------------------------------------------------------------------------

Cash Flows Used in Investing Activities
  Purchase of property and equipment                                                  (42,113)                     (5,000)
-------------------------------------------------------------------------------------------------------------------------

Cash Flows From Financing Activities
  (Decrease) increase in due to SHC Direct                                            (17,608)                    615,900
  Borrowings from long-term debt                                                    1,017,000                     200,000
  Capital contribution                                                                100,000                      50,000
-------------------------------------------------------------------------------------------------------------------------

Net cash provided by financing activities                                           1,099,392                     865,900
-------------------------------------------------------------------------------------------------------------------------

Net Increase in Cash                                                                  295,431                      12,773

Cash, at beginning of period                                                           12,773                           -
-------------------------------------------------------------------------------------------------------------------------

Cash, at end of period                                                      $         308,204         $            12,773
=========================================================================================================================

                                  See accompanying notes to financial statements

SHC Venture, L.L.C.
Summary of Accounting Policies

Property and Equipment           Property and equipment are stated at cost.  Depreciation and amortization expense is computed using the straight-line method over the estimated useful lives of the assets (3 years), except for leasehold improvements, which are amortized over the shorter of the useful life or remaining lease term.

Income Taxes                     As a limited liability company, the Company is not subject to federal income taxes, and its income is allocated to and reported on the tax returns of its members.  Accordingly, no liability or provision for federal and deferred income taxes is included in the accompanying financial statements.  The taxable income of the Company is, however, subject to state replacement tax.

Estimates                        Preparation of the accompanying financial statements in accordance with generally accepted accounting principles requires management to make estimates, disclosures and assumptions about future events.  Actual results may differ from those estimates.

Members' Equity (Deficit)        A separate capital account shall be maintained for each member.  To each member's capital account there shall be credited such member's capital contributions.
                                 Profit and loss allocations and cash distributions shall be allocated in accordance with the Company's Operating Agreement.

Revenue Recognition              The Company generally records revenues and provides for the cost of consumer awards from its consumer loyalty programs at the time the transaction occurs.

SHC Venture, L.L.C.
Notes to Financial Statements

1.     Description of                 On August 25, 1998, SHC Venture, L.L.C. (the "Company"), with offices located
       Business                       in Downers Grove, Illinois and Ft. Lauderdale, Florida, was formed as a
                                      Delaware limited liability company to engage in the business of operating a consumer loyalty program which enables consumers to register their credit cards in the program and obtain rewards for purchases at participating merchants.

                                      Through December 31, 1998, the Company was in the development stage with minimal operations.  During the year ended December 31, 1999, the Company ceased to be a development stage enterprise.  The L.L.C. shall exist in perpetuity, unless dissolved and liquidated in accordance with the provisions of the Operating Agreement.

2.     Property and                   Property and equipment are summarized by major classification as follows:
       Equipment

                                      December 31,                               1999                  1998
                                      ------------------------------------------------------------------------
                                      Furniture and equipment               $     47,113         $       5,000
                                      ------------------------------------------------------------------------

                                                                                  47,113                 5,000
                                      Less accumulated depreciation               (8,879)                 (556)
                                      ------------------------------------------------------------------------

                                      Total                                 $     38,234         $       4,444
                                      ========================================================================

3.     Long-Term Debt                 Long-term debt consists of the following:

December 31,                                                                           1999               1998
------------------------------------------------------------------------------------------------------------------

Note payable to a minority member of the Company, interest at the prime rate
 (8.5% at December 31, 1999).  Principal payments based upon available cash
 of the Company.                                                                   $   700,000     $       200,000

Note payable to the majority member of the Company, interest at the prime rate (8.5% at December 31, 1999).  Principal payments based upon available
 cash of the Company.                                                                  517,000                   -
------------------------------------------------------------------------------------------------------------------

Less current maturities                                                              1,217,000             200,000
------------------------------------------------------------------------------------------------------------------

Long-term debt                                                                     $ 1,217,000      $      200,000
==================================================================================================================

                                Annual maturities of the Company's long-term debt are based upon available cash flow.  As all debt was paid in conjunction with the change in control disclosed in Note 9, total outstanding notes payable are classified as current at December 31, 1999.

                                Total interest expense related to these notes was $62,145 and
                                $4,250 in 1999 and 1998, respectively.  All interest expense from inception to date has been recorded as an accrued expense at
                                December 31, 1999 totaling $66,395.

4.  Leases                      The Company leases office space and equipment under noncancellable operating leases through 2004.  Total rent expense for 1999 and 1998 was $58,963 and
                                $847, respectively.  The future minimum rental payments required under these leases over the next five years are as follows:

                                December 31,
                                -------------------------------------------------------------------------------
                                2000                                                           $         93,775
                                2001                                                                     93,878
                                2002                                                                     73,037
                                2003                                                                     71,730
                                2004                                                                      5,978
                                -------------------------------------------------------------------------------

                                Total                                                          $        338,398
                                ===============================================================================

5.     Related Party Transaction     The Company entered into a limited liability company agreement with SHC Direct,
                                     L.L.C. ("SHC Direct"), Universal Value Network, L.L.C. ("UVN") and Vital
                                     Processing Services, L.L.C. on September 25, 1998, forming a joint venture to engage in the business of consumer loyalty programs which enables consumers to register their credit cards in the program and obtain rewards for purchases at participating merchants.  SHC Direct, as the managing member, will be performing certain functions related to finance, human resources, administration and information services for the Company with staff at SHC Direct.  SHC Direct is entitled to a monthly administrative fee for such services.  In addition, SHC
                                     Direct charges the Company for costs related to the Company President, as stipulated in the agreement.  Total charges to the Company during 1999 and 1998 related to these services were $513,192 and $155,548, respectively.

                                     In 1999, the Company paid fees of approximately $400,000 to UVN.  In addition, an affiliate of UVN also provided data processing services to the Company.  Total charges to the Company for such services were approximately $200,000 in 1999.

6.     Gain on Litigation            On May 17, 1999, the Company entered into a settlement agreement in conjunction
       Settlement                    with litigation related to a breach of contract with respect to promotion and participation in the Company's program, which resulted in a net settlement gain of $900,000.

7.     Purchase Commitments          At December 31, 1999, the Company was committed to make future purchases under certain vendor contracts with minimum purchase provisions.  Based on contracts in effect at that date, such commitments are estimated to be approximately $2 million, $3 million and $4 million for the years ending December 31, 2000 through
                                     2002, respectively.

                                     In the event the Company elects to terminate such contracts during the term of these agreements, the remaining purchase obligation will be calculated on a pro rata basis in the year of termination, as defined in the contracts.


8.     Customer Concentration        Three customers represented 41%, 15%, and 13% of the Company's revenues in 1999.
                                     At December 31, 1999, amounts due from these customers included in accounts receivable were $156,879, $65,763 and $38,975, respectively.


9.     Change in Control             On March 3, 2000, UVN entered into a merger agreement with a third party.  In conjunction with this transaction, SHC Direct and Vital sold their interests in the Company to UVN and all amounts payable to SHC Direct and Vital were paid.


10.    Year 2000 (Unaudited)         Like other companies, the Company could be adversely affected if the computer systems of the Company, its suppliers or customers do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000.  This is commonly known as the "Year 2000" issue.  At this time, because of the complexities involved in the issue, management cannot provide assurances that the Year 2000 issue will not have an impact on the
                                     Company's operations.